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UBSPaineWebber
Retirement Money Fund

Semiannual Report

December 31, 2002

UBS PaineWebber Retirement Money Fund


February 14, 2003


DEAR SHAREHOLDER,

We present you with the semiannual report for the UBS PaineWebber Retirement Money Fund for the six months ended December 31, 2002.

AN INTERVIEW WITH PORTFOLIO MANAGER SUSAN RYAN

Q.   CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. It makes sense here to take a look at the year as a whole. While the economy expanded in 2002, growth rates fluctuated throughout the year. Following a 1.7% gain in Gross Domestic Product (GDP) during the fourth quarter 2001, GDP surged ahead during the first three months of 2002--rising to a rate of 5.0%. However, economic growth took a step backwards in the second quarter, as GDP came in at 1.3%. Although the news improved during the third quarter of 2002--with GDP rising to 4.0%--the fourth quarter number, at 1.4%, showed a dramatic slowdown in growth.

Q.   WHAT ARE SOME OF THE REASONS WHY ECONOMIC GROWTH APPEARS TO BE SLOWING?

A. For a time, consumers were propping up the economy while many corporations postponed major purchases pending clearer signs of a sustainable economic upturn. Zero percent financing for automobiles and the incremental cash people received by refinancing their homes in part fueled the strength in consumer spending. However, the pent-up demand for automobiles has waned, and the refinancing boom has likely peaked. In addition, heightening geopolitical risk--namely, the potential for another terrorist strike, a possible conflict with Iraq, and uncertainty in North Korea--appears to be inhibiting both consumer and corporate spending.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE WEAKENING ECONOMY DURING THE FOURTH QUARTER?

A. In November 2002, the Fed acknowledged that the economy had hit a "soft spot." After holding interest rates steady during the first ten months of the year, the Fed moved into action in early November 2002 and lowered the federal funds rate one half percentage point to 1.25%, a 41-year low.


UBS PAINEWEBBER
RETIREMENT
MONEY FUND

INVESTMENT GOAL:

Current income consistent with liquidity and conservation of capital.

PORTFOLIO MANAGER/
SUB-ADVISOR:

Susan P. Ryan
UBS Global Asset Management (US) Inc.

COMMENCEMENT:
July 2, 1988

UBS PaineWebber Retirement Money Fund


Q.   HOW DID THE FUND PERFORM IN THIS TURBULENT ENVIRONMENT?

A. Money market yields either fell or remained at low levels throughout the six-month period. The UBS PaineWebber Retirement Money Fund's seven-day current yield was 0.73% on December 31, 2002, down from 1.22% at the end of its fiscal year on June 30, 2002. (For more on the Fund's performance, refer to "Portfolio Statistics" on page 4.)

Q.   WHAT STRATEGIES DID YOU IMPLEMENT OVER THE REVIEW PERIOD?

A. In terms of investment strategies, the Fund continued to utilize a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. The Fund's longer-term securities--with maturities up to one year in duration--were used to lock in higher yields as interest rates fell. At the same time, our shorter-term securities--typically less than a month in duration--provided liquidity.

     With the combination of an uncertain economy, a proliferation of corporate accounting scandals, and high-profile bankruptcies, the credit markets were extremely volatile during the period. Therefore, we emphasized Treasury and Agency securities that offered the highest credit quality and liquidity. As such, we were able to avoid the problems that plagued the corporate credit markets.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY, AND HOW DO YOU ANTICIPATE STRUCTURING THE PORTFOLIO GOING FORWARD?

A. Looking ahead, we are skeptical concerning the strength of an economic recovery. In December 2002, manufacturing activity increased; however, the holiday shopping season was weak and unemployment was high. In early January 2003, President Bush proposed an economic stimulus package with a wide range of tax cuts. However, it was just that--a proposal. In addition, the geopolitical "cloud" hanging over the economy casts a wide shadow, and presents an added challenge to economic recovery.

     With regard to the Fund's investment strategy, credit quality and liquidity will continue to be paramount, and, as a result, we expect to allocate a large portion of the portfolio to carefully selected Treasuries and Agencies. In addition, we anticipate maintaining the use of a barbell strategy.

UBS PaineWebber Retirement Money Fund


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS funds,* please contact your financial advisor or visit us at www.ubs.com.


Sincerely,


/s/ BRIAN M. STORMS                        /s/ SUSAN P. RYAN

Brian M. Storms                            Susan P. Ryan
PRESIDENT                                  PORTFOLIO MANAGER
UBS PaineWebber Retirement                 UBS PaineWebber Retirement
Money Fund                                 Money Fund
PRESIDENT AND CHIEF EXECUTIVE OFFICER      EXECUTIVE DIRECTOR
UBS Global Asset Management                UBS Global Asset Management
(US) Inc.                                  (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.



* Mutual funds are sold by prospectus only. The prospectus for the Fund contains more complete information regarding risks, charges and expenses, and should be read carefully before investing.

UBS PaineWebber Retirement Money Fund


PORTFOLIO STATISTICS

PERFORMANCE AND CHARACTERISTICS         12/31/02         6/30/02       12/31/01
--------------------------------------------------------------------------------
7-Day Current Yield*                      0.73%           1.22%          1.59%
--------------------------------------------------------------------------------
7-Day Effective Yield*                    0.73%           1.23%          1.60%
--------------------------------------------------------------------------------
Weighted Average Maturity**            57 days         71 days        73 days
--------------------------------------------------------------------------------
Net Assets (bln)                          $7.1            $6.7           $7.6
--------------------------------------------------------------------------------
SECTOR ALLOCATION***                    12/31/02         6/30/02       12/31/01
--------------------------------------------------------------------------------
U.S. Government & Agency Obligations      42.1%           35.8%          20.2%
--------------------------------------------------------------------------------
Commercial Paper                          40.4            43.5           50.9
--------------------------------------------------------------------------------
Money Market Funds                         5.0             5.7            7.7
--------------------------------------------------------------------------------
Bank Obligations                           4.0            15.2           15.3
--------------------------------------------------------------------------------
Short-Term Corporate Obligations           7.0             2.7            6.6
--------------------------------------------------------------------------------
Time Deposit                               1.4              --             --
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities      0.1              --             --
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets       --            (2.9)          (0.7)
--------------------------------------------------------------------------------
TOTALS                                   100.0%          100.0%         100.0%
--------------------------------------------------------------------------------

* Yields will fluctuate. Performance data quoted represent past performance. Past performance does not guarantee future results.

** The Fund is actively managed and its weighted average maturity will differ over time.

*** Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

UBS PaineWebber Retirement Money Fund

Statement of Net Assets -- December 31, 2002 (unaudited)

 PRINCIPAL
  AMOUNT                                      MATURITY     INTEREST
   (000)                                        DATES        RATES        VALUE
----------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--42.10%
----------------------------------------------------------------------------------
 $563,000  U.S. Treasury Bills                01/02/03 to   1.200 to
                                              06/12/03      1.595%@   $561,611,000
----------------------------------------------------------------------------------
   65,000  Federal Farm Credit Bank           01/02/03      1.250 to
                                                            1.265*      64,991,008
----------------------------------------------------------------------------------
   38,000  Federal Farm Credit Bank           11/07/03      1.900       38,000,000
----------------------------------------------------------------------------------
  125,000  Federal Home Loan Bank             01/02/03      1.220 to
                                                            1.275*     124,987,076
----------------------------------------------------------------------------------
  353,627  Federal Home Loan Bank             01/22/03 to
                                              03/26/03      1.260@     353,192,705
----------------------------------------------------------------------------------
  455,000  Federal Home Loan Bank             04/07/03 to   1.500 to
                                              01/02/04      2.500      455,000,000
----------------------------------------------------------------------------------
  201,000  Federal Home Loan Mortgage Corp.   02/12/03 to   1.230 to
                                              03/20/03      1.280@     200,574,434
----------------------------------------------------------------------------------
  150,000  Federal Home Loan Mortgage Corp.   08/14/03 to   1.900 to
                                              10/27/03      2.000      150,000,000
----------------------------------------------------------------------------------
   63,000  Federal National Mortgage          01/02/03      1.248 to
             Association                                    1.250*      62,999,848
----------------------------------------------------------------------------------
  868,824  Federal National Mortgage          01/07/03 to   1.250 to
             Association                      04/25/03      1.700@     867,710,116
----------------------------------------------------------------------------------
   40,000  Federal National Mortgage
             Association                      09/26/03      1.950       40,000,000
----------------------------------------------------------------------------------
   65,000  Student Loan Marketing             04/02/03 to   2.450 to
             Association                      07/03/03      2.600@      65,000,000
----------------------------------------------------------------------------------
Total U.S. Government & Agency Obligations
  (cost--$2,984,066,187)                                             2,984,066,187
----------------------------------------------------------------------------------

TIME DEPOSIT--1.41%
----------------------------------------------------------------------------------
  100,000  Dresdner Bank Grand Cayman
             (cost--$100,000,000)             01/02/03      1.281      100,000,000
----------------------------------------------------------------------------------
BANK NOTES--0.78%
----------------------------------------------------------------------------------
   DOMESTIC--0.78%
   25,000  LaSalle Bank N.A.                  03/18/03      2.450       25,000,000
----------------------------------------------------------------------------------
   30,000  Wells Fargo Bank N.A.              01/02/03      1.305*      30,000,058
----------------------------------------------------------------------------------
Total Bank Notes (cost--$55,000,058)                                    55,000,058
----------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--3.26%
----------------------------------------------------------------------------------
   YANKEE--3.26%
   30,000  Abbey National PLC                 01/07/03      2.590       30,000,048
----------------------------------------------------------------------------------
   50,000  Barclays Bank PLC                  01/02/03      1.310*      49,995,347
----------------------------------------------------------------------------------
   50,000  Dexia Bank S.A.                    01/02/03      1.320*      49,994,290
----------------------------------------------------------------------------------

UBS PaineWebber Retirement Money Fund

Statement of Net Assets -- December 31, 2002 (unaudited)

 PRINCIPAL
  AMOUNT                                      MATURITY     INTEREST
   (000)                                        DATES        RATES        VALUE
----------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--(CONCLUDED)
----------------------------------------------------------------------------------
   YANKEE--(CONCLUDED)
 $101,000  Westdeutsche Landesbank            05/23/03 to   2.000 to
             Girozentrale                     10/28/03      2.700%    $100,995,288
----------------------------------------------------------------------------------
Total Certificates of Deposit (cost--$230,984,973)                     230,984,973
----------------------------------------------------------------------------------

COMMERCIAL PAPER@--40.36%
----------------------------------------------------------------------------------
   ASSET BACKED-AUTO & TRUCK--1.20%
   85,000  New Center Asset Trust             02/10/03 to   1.320 to
                                              02/18/03      1.360       84,863,200
----------------------------------------------------------------------------------
   ASSET BACKED-BANKING--0.68%
   30,000  Atlantis One Funding Corp.         01/16/03      1.330       29,983,375
----------------------------------------------------------------------------------
   18,010  Stellar Funding Group, Inc.        01/06/03      1.450       18,006,373
----------------------------------------------------------------------------------
                                                                        47,989,748
----------------------------------------------------------------------------------
   ASSET BACKED-MISCELLANEOUS--17.45%
  164,900  Amsterdam Funding Corp.            01/07/03 to   1.295 to
                                              01/24/03      1.360      164,819,971
----------------------------------------------------------------------------------
  155,000  Asset Securitization               01/06/03 to   1.320 to
             Cooperative Corp.                01/16/03      1.380*     154,945,118
----------------------------------------------------------------------------------
   57,888  Barton Capital Corp.               01/27/03      1.360       57,831,141
----------------------------------------------------------------------------------
   28,423  Enterprise Funding Corp.           01/07/03      1.350       28,416,605
----------------------------------------------------------------------------------
   61,392  Falcon Asset Securitization Corp.  01/15/03      1.390       61,358,814
----------------------------------------------------------------------------------
   75,000  Galaxy Funding, Inc.               01/22/03 to   1.360 to
                                              02/10/03      1.520       74,904,678
----------------------------------------------------------------------------------
   40,000  Giro Funding US Corp.              01/09/03      1.330       39,988,178
----------------------------------------------------------------------------------
  129,273  Giro Multi-Funding Corp.           01/13/03 to   1.360 to
                                              01/21/03      1.400      129,194,587
----------------------------------------------------------------------------------
   53,253  Old Line Funding Corp.             01/08/03      1.360       53,238,918
----------------------------------------------------------------------------------
   92,000  Pennine Funding                    01/03/03 to   1.340 to
                                              01/13/03      1.480       91,968,747
----------------------------------------------------------------------------------
   50,000  Preferred Receivables Funding Corp.01/30/03      1.340       49,946,028
----------------------------------------------------------------------------------
   79,999  Quincy Capital Corp.               01/14/03 to   1.350 to
                                              01/15/03      1.370       79,958,817
----------------------------------------------------------------------------------
  125,000  Receivables Capital Corp.          01/08/03 to   1.330 to
                                              01/15/03      1.350      124,954,354
----------------------------------------------------------------------------------
   60,000  Thunderbay Funding                 01/17/03      1.360       59,963,733
----------------------------------------------------------------------------------
   15,000  Triple A One Funding Corp.         01/03/03      1.380       14,998,850
----------------------------------------------------------------------------------
   25,000  Variable Funding Capital Corp.     01/03/03      1.370       24,998,097
----------------------------------------------------------------------------------
   25,000  Windmill Funding Corp.             01/10/03      1.360       24,991,500
----------------------------------------------------------------------------------
                                                                     1,236,478,136
----------------------------------------------------------------------------------

UBS PaineWebber Retirement Money Fund

Statement of Net Assets -- December 31, 2002 (unaudited)

 PRINCIPAL
  AMOUNT                                      MATURITY     INTEREST
   (000)                                        DATES        RATES        VALUE
----------------------------------------------------------------------------------

COMMERCIAL PAPER@--(CONTINUED)
----------------------------------------------------------------------------------
   AUTOMOBILE OEM--1.23%
  $30,000  BMW U.S. Capital, Inc.             01/10/03      1.380%    $ 29,989,650
----------------------------------------------------------------------------------
   57,310  Volkswagen of America, Inc.        01/06/03 to   1.320 to
                                              01/27/03      1.340       57,288,739
----------------------------------------------------------------------------------
                                                                        87,278,389
----------------------------------------------------------------------------------
   BANKING-DOMESTIC--7.06%
   40,000  ABN-AMRO North America
             Finance, Inc.                    01/22/03      1.335       39,968,850
----------------------------------------------------------------------------------
   50,000  Canadian Imperial Holdings, Inc    01/17/03      1.350       49,970,000
----------------------------------------------------------------------------------
   88,100  Danske Corp.                       01/14/03      1.320       88,058,006
----------------------------------------------------------------------------------
   17,700  Dexia Delaware LLC                 01/09/03      1.340       17,694,729
----------------------------------------------------------------------------------
   40,000  Fortis Funding LLC                 01/10/03      1.380       39,986,200
----------------------------------------------------------------------------------
   75,000  Morgan (J.P.) Chase & Co., Inc.    01/14/03      1.350       74,963,437
----------------------------------------------------------------------------------
   50,000  Nordea North America, Inc.         01/23/03      1.350       49,958,750
----------------------------------------------------------------------------------
   90,000  Societe Generale North             01/06/03 to   1.340 to
             America, Inc.                    02/12/03      1.520       89,926,911
----------------------------------------------------------------------------------
   50,000  Toronto-Dominion Holdings
             USA, Inc.                        01/13/03      1.340       49,977,667
----------------------------------------------------------------------------------
                                                                       500,504,550
----------------------------------------------------------------------------------
   BANKING-FOREIGN--3.14%
   50,000  Bank of Ireland                    01/13/03      1.340       49,977,666
----------------------------------------------------------------------------------
   50,000  HBOS Treasury Services PLC         01/21/03      1.350       49,962,500
----------------------------------------------------------------------------------
   48,000  Nationwide Building Society        03/28/03      1.280       47,853,227
----------------------------------------------------------------------------------
   75,000  Svenska Handelsbanken, Inc.        01/10/03 to   1.370 to
                                              01/31/03      1.380       74,934,292
----------------------------------------------------------------------------------
                                                                       222,727,685
----------------------------------------------------------------------------------
   BROKERAGE--3.17%
   75,000  Goldman Sachs Group, Inc.          01/02/03      1.430       74,997,021
----------------------------------------------------------------------------------
   75,000  Morgan Stanley & Co.               01/09/03 to   1.350 to
                                              02/04/03      1.370       74,943,197
----------------------------------------------------------------------------------
   75,000  Salomon Smith Barney               01/14/03 to   1.300 to
             Holdings, Inc.                   02/04/03      1.330       74,945,125
----------------------------------------------------------------------------------
                                                                       224,885,343
----------------------------------------------------------------------------------
   ENERGY-INTEGRATED--0.47%
   33,006  Exxon Imperial U.S., Inc.          01/03/03      1.320       33,003,579
----------------------------------------------------------------------------------
   FINANCE-NONCAPTIVE CONSUMER--1.76%
  125,000  American Express Credit Corp.      01/03/03 to   1.280 to
                                              01/28/03      1.350      124,924,250
----------------------------------------------------------------------------------

UBS PaineWebber Retirement Money Fund

Statement of Net Assets -- December 31, 2002 (unaudited)

 PRINCIPAL
  AMOUNT                                      MATURITY     INTEREST
   (000)                                        DATES        RATES        VALUE
----------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)
----------------------------------------------------------------------------------
   FINANCE-NONCAPTIVE DIVERSIFIED--2.19%
 $125,000  General Electric Capital           01/16/03 to   1.330 to
             International  Funding, Inc.     01/29/03      1.370%    $124,910,065
----------------------------------------------------------------------------------
   30,000  International Lease Finance Corp.  01/09/03      1.340       29,991,067
----------------------------------------------------------------------------------
                                                                       154,901,132
----------------------------------------------------------------------------------
   FOOD & BEVERAGE--1.04%
   74,000  Nestle Australia Ltd.              01/06/03      1.320       73,986,433
----------------------------------------------------------------------------------
   METALS & MINING--0.28%
   19,553  Rio Tinto America, Inc.            01/07/03      1.380       19,548,503
----------------------------------------------------------------------------------
   PHARMACEUTICALS--0.27%
   19,440  Pfizer, Inc.                       01/24/03      1.300       19,423,854
----------------------------------------------------------------------------------
   TELECOM-WIRELINES--0.42%
   15,000  BellSouth Corp.                    01/06/03      1.320       14,997,250
----------------------------------------------------------------------------------
   15,000  SBC International, Inc.            01/23/03      1.320       14,987,900
----------------------------------------------------------------------------------
                                                                        29,985,150
----------------------------------------------------------------------------------
Total Commercial Paper (cost--$2,860,499,952)                        2,860,499,952
----------------------------------------------------------------------------------

SHORT-TERM CORPORATE OBLIGATIONS--6.98%
----------------------------------------------------------------------------------
ASSET BACKED-FINANCE--6.21%
   50,000  Beta Finance, Inc.                 01/02/03      1.340*      50,000,000
----------------------------------------------------------------------------------
   75,000  Beta Finance, Inc.                 01/07/03      2.340       75,000,000
----------------------------------------------------------------------------------
   85,000  CC (USA), Inc.                     01/02/03      1.330*      85,000,000
----------------------------------------------------------------------------------
   25,000  Dorada Finance, Inc.               01/02/03      1.325*      24,999,130
----------------------------------------------------------------------------------
  205,000  K2 (USA) LLC                       01/02/03      1.330 to
                                                            1.400*     205,000,000
----------------------------------------------------------------------------------
                                                                       439,999,130
----------------------------------------------------------------------------------
   BANKING-DOMESTIC--0.42%
   30,000  Wells Fargo Bank N.A.              01/14/03      1.460*      30,000,000
----------------------------------------------------------------------------------
   FINANCE-NONCAPTIVE DIVERSIFIED--0.35%
   25,000  General Electric Capital Corp.     01/02/03      1.464*      25,000,000
----------------------------------------------------------------------------------
Total Short-Term Corporate Obligations
  (cost--$494,999,130)                                                 494,999,130
----------------------------------------------------------------------------------

UBS PaineWebber Retirement Money Fund

Statement of Net Assets -- December 31, 2002 (unaudited)

 PRINCIPAL
  AMOUNT                                      MATURITY     INTEREST
   (000)                                        DATES        RATES        VALUE
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.00%
----------------------------------------------------------------------------------
       $2  Repurchase Agreement dated 12/31/02
             with State Street Bank & Trust
             Co., collateralized by $1,947
             U.S. Treasury Notes, 1.750% due
             12/31/04 and $60 U.S. Treasury
             Bonds, 8.500% due 02/15/20;
             (value--$2,040); proceeds:
             $2,000 (cost--$2,000)            01/02/03      1.100%          $2,000
----------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
----------------------------------------------------------------------------------

MONEY MARKET FUNDS--5.04%
----------------------------------------------------------------------------------
  173,837  AIM Liquid Assets Portfolio        01/02/03      1.320+     173,836,759
----------------------------------------------------------------------------------
  177,856  AIM Prime Portfolio                01/02/03      1.260+     177,856,458
----------------------------------------------------------------------------------
    4,693  BlackRock Provident Institutional
             TempFund                         01/02/03      1.311+       4,693,269
----------------------------------------------------------------------------------
      530  Dreyfus Cash Management Fund       01/02/03      1.253+         529,806
----------------------------------------------------------------------------------
Total Money Market Funds (cost--$356,916,292)                          356,916,292
----------------------------------------------------------------------------------
Total Investments (cost--$7,082,468,592 which
  approximates cost for federal income
  tax purposes)--99.93%                                              7,082,468,592
----------------------------------------------------------------------------------
Other assets in excess of liabilities--0.07%                             4,924,714
----------------------------------------------------------------------------------
Net Assets (applicable to 7,087,263,811
  shares of common stock outstanding
  equivalent to $1.00 per share)--100.00%                           $7,087,393,306
----------------------------------------------------------------------------------

* Variable rate securities--maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of December 31, 2002, and reset periodically.

@    Interest rates shown are discount rates at date of purchase.

+    Interest rates shown reflect yield at December 31, 2002.

OEM  Original Equipment Manufacturer.


                       Weighted average maturity--57 days




                 See accompanying notes to financial statements

UBS PaineWebber Retirement Money Fund

Statement of Operations



                                                                  For the Six
                                                                 Months Ended
                                                               December 31, 2002
                                                                  (unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                          $66,292,084
--------------------------------------------------------------------------------
EXPENSES:
Investment advisory and administration fees                        13,894,913
--------------------------------------------------------------------------------
Transfer agency and related services fees                           6,099,174
--------------------------------------------------------------------------------
Service fees                                                        4,509,554
--------------------------------------------------------------------------------
Insurance expense                                                   1,078,961
--------------------------------------------------------------------------------
Reports and notices to shareholders                                   727,383
--------------------------------------------------------------------------------
Federal and state registration fees                                   449,673
--------------------------------------------------------------------------------
Custody and accounting                                                366,764
--------------------------------------------------------------------------------
Professional fees                                                     168,545
--------------------------------------------------------------------------------
Directors' fees                                                       115,580
--------------------------------------------------------------------------------
Other expenses                                                         60,535
--------------------------------------------------------------------------------
                                                                   27,471,082
--------------------------------------------------------------------------------
Net investment income                                             $38,821,002
--------------------------------------------------------------------------------


Statement of Changes in Net Assets

                                                  For the Six
                                                  Months Ended       For the
                                               December 31, 2002  Year Ended
                                                  (unaudited)    June 30, 2002
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                             $38,821,002    $144,308,301
--------------------------------------------------------------------------------
Net realized gains from investment transactions            --       1,326,532
--------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                       38,821,002     145,634,833
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                             (38,821,002)   (144,308,301)
--------------------------------------------------------------------------------
Net increase in net assets from capital stock
  transactions                                    412,995,297     417,812,769
--------------------------------------------------------------------------------
Net increase in net assets                        412,995,297     419,139,301
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                             6,674,398,009   6,255,258,708
--------------------------------------------------------------------------------
End of period                                  $7,087,393,306  $6,674,398,009
--------------------------------------------------------------------------------



                 See accompanying notes to financial statements

UBS PaineWebber Retirement Money Fund

Notes to Financial Statements (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PaineWebber RMA Money Fund, Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund and currently has three portfolios: UBS PaineWebber Retirement Money Fund (the "Fund"), UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio. The financial statements for the UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio are not included herein.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of the collateral. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"), sub-advisor and sub-administrator of the Fund. UBS Global

UBS PaineWebber Retirement Money Fund

Notes to Financial Statements (unaudited)


AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, under which UBS PaineWebber serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS PaineWebber an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average Daily Net Assets                                              Rates
--------------------------------------------------------------------------------
Up to $1.0 billion                                                    0.50%
--------------------------------------------------------------------------------
In excess of $1.0 billion and up to $1.5 billion                      0.44
--------------------------------------------------------------------------------
Over $1.5 billion                                                     0.36
--------------------------------------------------------------------------------

At December 31, 2002, the Fund owed UBS PaineWebber $2,325,619 in investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to a Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") between UBS PaineWebber and UBS Global AM. In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays UBS Global AM a fee, accrued daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to UBS PaineWebber under the Advisory Contract.



----------
* UBS PaineWebber is a service mark of UBS AG.

UBS PaineWebber Retirement Money Fund

Notes to Financial Statements (unaudited)


DISTRIBUTION PLAN

UBS Global AM is the principal underwriter of the Fund's shares and has appointed UBS PaineWebber as dealer for the sale of those shares. Under the plan of distribution, the Fund pays UBS Global AM monthly service fees, which are accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net assets. For the six months ended December 31, 2002, UBS Global AM was compensated for its services under the plan at an annual rate of 0.125% of the Fund's average daily net assets. At December 31, 2002, the Fund owed UBS Global AM $754,424 in service fees.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS PaineWebber provides transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For the six months ended December 31, 2002, UBS PaineWebber received approximately 52% of the total transfer agency and related services fees from PFPC, not the Fund.

OTHER ASSETS AND LIABILITIES

At December 31, 2002, interest receivable and prepaid assets were $9,816,260 and $1,406,857, respectively. In addition, dividends payable and accrued expenses excluding investment advisory and administration fees and service fees were $1,134,815 and $2,083,557, respectively.

MONEY MARKET FUND INSURANCE BONDS

At December 31, 2002, the Fund had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Fund for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. For the six months ended December 31, 2002, the Fund did not use these insurance bonds.

UBS PaineWebber Retirement Money Fund

Notes to Financial Statements (unaudited)


FEDERAL TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.

The components of accumulated earnings on a tax basis will be calculated at the Fund's fiscal year ending June 30, 2003.

The tax character of distributions paid to shareholders by the Fund for the current fiscal year will be calculated at the Fund's fiscal year ending June 30, 2003. The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2002 was ordinary income.

COMMON STOCK

There are 20 billion shares of $0.001 par value common stock authorized. Transactions in shares of common stock, at $1.00 per share, were as follows:


                                              For the Six           For the
                                             Months Ended         Year Ended
                                           December 31, 2002     June 30, 2002
--------------------------------------------------------------------------------
Shares sold                                 11,940,059,581     23,780,122,791
--------------------------------------------------------------------------------
Shares repurchased                         (11,565,615,223)   (23,508,945,140)
--------------------------------------------------------------------------------
Dividends reinvested                            38,550,939        146,635,118
--------------------------------------------------------------------------------
Net increase in shares outstanding             412,995,297        417,812,769
--------------------------------------------------------------------------------

UBS PaineWebber Retirement Money Fund

Financial Highlights


Selected data for a share of common stock outstanding throughout each period is presented below:

                           For the Six
                          Months Ended
                        December 31, 2002        For the Years Ended June 30,
                                         --------------------------------------------
                           (unaudited)    2002     2001     2000      1999     1998
-------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD         $1.00      $1.00     $1.00    $1.00     $1.00    $1.00
-------------------------------------------------------------------------------------
Net investment income         0.005      0.020     0.053    0.050     0.046    0.049
-------------------------------------------------------------------------------------
Dividends from net
  investment income          (0.005)    (0.020)   (0.053)  (0.050)   (0.046)  (0.049)
-------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $1.00      $1.00     $1.00    $1.00     $1.00    $1.00
-------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)     0.54%      2.04%     5.45%    5.14%     4.66%    5.03%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of period (mm)         $7,087     $6,674    $6,255   $4,870    $5,091   $4,191
-------------------------------------------------------------------------------------
Expenses to average
  net assets                   0.76%*     0.74%     0.71%    0.71%     0.71%    0.78%
-------------------------------------------------------------------------------------
Net investment income
  to average net assets        1.08%*     1.99%     5.27%    5.02%     4.55%    4.91%
-------------------------------------------------------------------------------------

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

DIRECTORS

E. Garrett Bewkes, Jr.                  George W. Gowen
CHAIRMAN                                William W. Hewitt, Jr.
                                        Morton L. Janklow
Margo N. Alexander                      Frederic V. Malek
Richard Q. Armstrong                    Carl W. Schafer
David J. Beaubien                       William D. White
Richard R. Burt
Meyer Feldberg

PRINCIPAL OFFICERS                      Susan P. Ryan
                                        VICE PRESIDENT
Brian M. Storms
PRESIDENT                               Paul H. Schubert
Amy R. Doberman                         VICE PRESIDENT AND TREASURER
VICE PRESIDENT AND SECRETARY

INVESTMENT ADVISOR AND
ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

SUB-ADVISOR,
SUB-ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF A FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C)2003 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

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          UBS GLOBAL ASSET MANAGEMENT (US) INC.
          51 West 52nd Street
          New York, NY 10019-6114